Exhibit 99.2

Quarterly Financial Supplement -
2Q2013

July 29, 2013

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-12	Jun-12	Sep-12	Dec-12	Mar-13	Jun-13

Assets
Investments:
Fixed maturities, available for sale, at fair value	$23,777.7	$24,276.6	$24,742.3	$24,614.1	$24,894.5	$23,623.0
Equity securities at fair value	176.5	187.3	180.0	171.4	216.9	241.3
Mortgage loans	1,546.7	1,550.9	1,597.2	1,573.2	1,639.8	1,692.2
Policy loans	277.8	274.7	274.1	272.0	271.5	269.1
Trading securities	122.3	114.8	199.4	266.2	229.8	241.0
Investments held by variable interest entities	564.7	789.3	829.4	814.3	1,009.9	1,087.9
Other invested assets	270.9	257.1	265.0	248.1	309.7	312.6
Total investments	26,736.6	27,450.7	28,087.4	27,959.3	28,572.1	27,467.1
Cash and cash equivalents - unrestricted	173.5	190.2	415.3	582.5	251.6	280.0
Cash and cash equivalents held by variable interest entities	65.8	88.6	48.2	54.2	462.2	210.7
Accrued investment income	313.6	296.4	317.8	286.2	315.8	294.8
Present value of future profits	675.4	658.1	642.4	626.0	606.6	591.6
Deferred acquisition costs	790.4	653.5	623.4	629.7	654.4	762.1
Reinsurance receivables	3,052.7	3,013.8	2,967.7	2,927.7	2,879.5	2,838.0
Income tax assets, net	819.9	679.7	699.5	716.9	708.5	931.2
Assets held in separate accounts	16.0	15.6	15.7	14.9	15.5	15.0
Other assets	402.3	395.8	338.6	334.0	433.0	385.1
Total assets	$33,046.2	$33,442.4	$34,156.0	$34,131.4	$34,899.2	$33,775.6
Liabilities
Liabilities for insurance products:
Interest-sensitive products	$13,103.4	$12,956.3	$12,930.3	$12,893.2	$12,867.1	$12,784.2
Traditional products	10,517.9	10,666.7	11,004.3	11,196.3	11,130.9	10,834.4
Claims payable and other policyholder funds	1,000.8	991.9	977.6	985.1	996.3	1,006.4
Liabilities related to separate accounts	16.0	15.6	15.7	14.9	15.5	15.0
Other liabilities	721.0	686.0	709.0	570.6	903.0	626.8
Investment borrowings	1,684.9	1,687.9	1,650.9	1,650.8	1,880.2	1,878.0
Borrowings related to variable interest entities	519.9	766.7	766.9	767.0	1,143.4	1,143.7
Notes payable - direct corporate obligations	799.3	778.2	1,035.1	1,004.2	934.2	905.7
Total liabilities	28,363.2	28,549.3	29,089.8	29,082.1	29,870.6	29,194.2
Shareholders' equity
Common stock	2.4	2.3	2.3	2.2	2.2	2.2
Additional paid-in capital	4,345.6	4,312.0	4,251.2	4,174.7	4,173.2	4,128.2
Accumulated deficit	(473.0)	(412.0)	(421.7)	(325.0)	(317.5)	(247.1)
Total shareholders' equity before accumulated other comprehensive income	3,875.0	3,902.3	3,831.8	3,851.9	3,857.9	3,883.3
Accumulated other comprehensive income	808.0	990.8	1,234.4	1,197.4	1,170.7	698.1
Total shareholders' equity	4,683.0	4,893.1	5,066.2	5,049.3	5,028.6	4,581.4
Total liabilities and shareholders' equity	$33,046.2	$33,442.4	$34,156.0	$34,131.4	$34,899.2	$33,775.6

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13

Book value per share at period-end (1) (2)	$16.20	$16.67	$16.70	$17.39	$17.26	$17.70

Book value per diluted share (1) (3)	$14.05	$14.41	$15.63	$16.21	$16.57	$17.01

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Revenues
Insurance policy income	$686.3	$694.8	$690.2	$684.1	$2,755.4	$691.2	$691.3
Net investment income (loss):
General account assets	345.2	351.1	349.4	352.8	1,398.5	351.9	348.8
Policyholder and reinsurer accounts and other special-purpose portfolios	65.6	(17.3)	39.1	0.5	87.9	77.7	31.8
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	30.8	35.4	32.2	20.5	118.9	15.3	3.8
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(7.9)	(3.5)	(23.1)	(3.3)	(37.8)	—	(0.6)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	—	—	—	—
Net impairment losses recognized	(7.9)	(3.5)	(23.1)	(3.3)	(37.8)	—	(0.6)
Total realized gains	22.9	31.9	9.1	17.2	81.1	15.3	3.2
Fee revenue and other income	3.9	4.5	5.2	6.2	19.8	6.5	6.4
Total revenues	1,123.9	1,065.0	1,093.0	1,060.8	4,342.7	1,142.6	1,081.5

Benefits and expenses
Insurance policy benefits	689.0	689.7	745.7	639.5	2,763.9	754.1	673.2
Interest expense	28.8	28.7	29.2	27.9	114.6	27.3	26.9
Amortization	86.6	68.3	60.9	73.2	289.0	79.3	79.2
Loss on extinguishment of debt	0.2	0.5	198.5	1.0	200.2	57.7	7.7
Other operating costs and expenses	227.0	173.3	217.5	201.5	819.3	189.6	179.8
Total benefits and expenses	1,031.6	960.5	1,251.8	943.1	4,187.0	1,108.0	966.8

Income (loss) before income taxes	92.3	104.5	(158.8)	117.7	155.7	34.6	114.7
Income tax expense (benefit) on period income	33.2	38.8	(10.8)	45.0	106.2	33.2	42.6
Valuation allowance for deferred tax assets	—	—	(143.0)	(28.5)	(171.5)	(10.5)	(5.0)
Net income (loss)	$59.1	$65.7	$(5.0)	$101.2	$221.0	$11.9	$77.1

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

EBIT (4):
Bankers Life	$70.5	$76.1	$80.6	$73.7	$300.9	$62.1	$79.1
Washington National	24.7	33.9	33.9	34.6	127.1	29.4	31.8
Colonial Penn	(9.8)	0.6	(2.6)	3.2	(8.6)	(5.4)	1.2
Other CNO Business	(2.3)	1.9	(53.6)	5.2	(48.8)	3.6	2.6
EBIT from business segments	83.1	112.5	58.3	116.7	370.6	89.7	114.7
Corporate operations, excluding corporate interest expense	(1.8)	(9.1)	(6.7)	(2.7)	(20.3)	3.0	2.4
EBIT	81.3	103.4	51.6	114.0	350.3	92.7	117.1
Corporate interest expense	(17.5)	(16.6)	(16.3)	(15.8)	(66.2)	(15.1)	(13.1)
Income before net realized investment gains, fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and taxes	63.8	86.8	35.3	98.2	284.1	77.6	104.0
Tax expense on operating income	23.2	32.6	9.7	38.2	103.7	27.9	36.3
Net operating income (5)	40.6	54.2	25.6	60.0	180.4	49.7	67.7
Net realized investment gains (net of related amortization and taxes)	14.1	18.7	4.8	10.8	48.4	9.4	1.8
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	4.5	(6.9)	(2.0)	2.6	(1.8)	1.3	12.1
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests (net of taxes)	—	—	—	—	—	(1.8)	(2.7)
Loss on extinguishment of debt (net of taxes)	(0.1)	(0.3)	(176.4)	(0.7)	(177.5)	(57.2)	(6.8)
Net income (loss) before valuation allowance for deferred tax assets	59.1	65.7	(148.0)	72.7	49.5	1.4	72.1
Valuation allowance for deferred tax assets	—	—	143.0	28.5	171.5	10.5	5.0
Net income (loss)	$59.1	$65.7	$(5.0)	$101.2	$221.0	$11.9	$77.1

Per diluted share:
Net operating income	$.15	$.20	$.11	$.25	$.69	$.21	$.30
Net realized investment gains (net of related amortization and taxes)	.05	.06	.02	.04	.17	.04	.01
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	.01	(.02)	(.01)	.01	(.01)	.01	.05
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests (net of taxes)	—	—	—	—	—	(.01)	(.01)
Loss on extinguishment of debt (net of taxes)	—	—	(.76)	—	(.63)	(.24)	(.03)
Valuation allowance for deferred tax assets	—	—	.62	.11	.61	.04	.02
Net income (loss)	$.21	$.24	$(.02)	$.41	$.83	$.05	$.34

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q12	2Q12	3Q12 (a)	4Q12	2012	1Q13	2Q13
(000s)

Basic
Shares outstanding, beginning of period	241,304.5	239,219.4	234,026.4	229,506.7	241,304.5	221,502.4	223,502.1
Weighted average shares issued during the period:
Shares repurchased	(470.7)	(2,078.2)	(2,689.9)	(4,571.9)	(8,307.8)	—	(3,161.2)
Stock options exercised and vested restricted and performance stock	83.5	148.2	144.0	154.2	804.2	678.8	157.6
Shares withheld for the payment of taxes on the vesting of restricted stock	(22.2)	(0.5)	—	(14.8)	(116.2)	(100.0)	(0.1)
Weighted average basic shares outstanding during the period	240,895.1	237,288.9	231,480.5	225,074.2	233,684.7	222,081.2	220,498.4
Basic shares outstanding, end of period	239,219.4	234,026.4	229,506.7	221,502.4	221,502.4	223,502.1	219,378.7
Diluted
Weighted average basic shares outstanding	240,895.1	237,288.9	231,480.5	225,074.2	233,684.7	222,081.2	220,498.4
Common stock equivalent shares related to:
Convertible debentures	53,366.9	53,377.5	—	17,038.9	44,037.4	16,590.4	5,692.2
Stock options, restricted stock and performance units	2,582.2	2,366.7	—	3,132.5	2,762.4	2,828.3	2,410.8
Warrants	498.6	441.5	—	1,515.1	942.9	1,967.2	2,291.4
Weighted average diluted shares outstanding during the period	297,342.8	293,474.6	231,480.5	246,760.7	281,427.4	243,467.1	230,892.8
Diluted shares outstanding, end of period	295,667.1	290,212.1	250,819.6	243,188.8	243,188.8	234,865.1	229,928.4

(a) Equivalent common shares of 56,651.1 were not included in the diluted weighted average shares outstanding, due to the net loss recognized in 3Q12.

EBIT from Business Segments Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.

EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Revenues
Insurance policy income	$597.0	$601.7	$594.4	$584.0	$2,377.1	$592.2	$594.6
Net investment income (loss)	375.9	322.3	357.4	335.7	1,391.3	403.6	362.7
Fee revenue and other income	1.9	2.4	3.3	3.4	11.0	2.6	2.9
Total revenues	974.8	926.4	955.1	923.1	3,779.4	998.4	960.2

Benefits and expenses
Insurance policy benefits	635.3	611.7	671.3	580.5	2,498.8	686.3	638.3
Interest expense	7.2	7.2	7.0	6.6	28.0	6.7	7.0
Amortization	73.1	64.6	54.1	62.7	254.5	70.8	60.3
Other operating costs and expenses	130.3	93.0	118.3	112.9	454.5	96.4	99.0
Total benefits and expenses	845.9	776.5	850.7	762.7	3,235.8	860.2	804.6
EBIT from In-Force Business	$128.9	$149.9	$104.4	$160.4	$543.6	$138.2	$155.6

EBIT from New Business

Revenues
Insurance policy income	$89.3	$93.1	$95.8	$100.1	$378.3	$99.0	$96.7
Net investment income (loss)	11.7	4.3	11.7	5.0	32.7	9.7	5.7
Fee revenue and other income	1.4	1.4	1.2	2.0	6.0	1.5	1.5
Total revenues	102.4	98.8	108.7	107.1	417.0	110.2	103.9

Benefits and expenses
Insurance policy benefits	65.3	60.3	69.8	65.3	260.7	70.9	63.9
Interest expense	—	—	—	—	—	—	—
Amortization	7.7	7.7	6.7	7.5	29.6	6.7	8.0
Other operating costs and expenses	75.2	68.2	78.3	78.0	299.7	81.1	72.9
Total benefits and expenses	148.2	136.2	154.8	150.8	590.0	158.7	144.8
EBIT from New Business	$(45.8)	$(37.4)	$(46.1)	$(43.7)	$(173.0)	$(48.5)	$(40.9)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$686.3	$694.8	$690.2	$684.1	$2,755.4	$691.2	$691.3
Net investment income (loss)	387.6	326.6	369.1	340.7	1,424.0	413.3	368.4
Fee revenue and other income	3.3	3.8	4.5	5.4	17.0	4.1	4.4
Total revenues	1,077.2	1,025.2	1,063.8	1,030.2	4,196.4	1,108.6	1,064.1

Benefits and expenses
Insurance policy benefits	700.6	672.0	741.1	645.8	2,759.5	757.2	702.2
Interest expense	7.2	7.2	7.0	6.6	28.0	6.7	7.0
Amortization	80.8	72.3	60.8	70.2	284.1	77.5	68.3
Other operating costs and expenses	205.5	161.2	196.6	190.9	754.2	177.5	171.9
Total benefits and expenses	994.1	912.7	1,005.5	913.5	3,825.8	1,018.9	949.4
EBIT from In-Force and New Business	$83.1	$112.5	$58.3	$116.7	$370.6	$89.7	$114.7

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Insurance policy income	$406.5	$419.0	$416.1	$415.8	$1,657.4	$418.0	$419.1
Net investment income (loss):
General account invested assets	200.3	204.9	205.4	207.0	817.6	212.8	211.0
Fixed index products	34.6	(19.3)	16.2	(10.2)	21.3	48.9	15.6
Net realized investment gains	10.6	17.9	14.1	10.4	53.0	8.6	3.3
Fee revenue and other income	2.9	3.3	4.0	5.0	15.2	3.7	4.0
Total revenues	654.9	625.8	655.8	628.0	2,564.5	692.0	653.0

Insurance policy benefits	335.2	366.3	362.4	354.0	1,417.9	375.2	368.0
Insurance policy benefits - fair value changes in embedded derivative liabilities	(11.0)	16.7	4.6	(5.8)	4.5	(3.2)	(27.3)
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	38.5	36.6	36.9	35.9	147.9	34.1	35.2
Fixed index products	47.2	(6.2)	35.3	0.8	77.1	61.2	30.9
Amortization related to operations	56.9	50.5	35.6	44.6	187.6	54.5	45.7
Amortization related to net realized investment gains	0.9	1.7	1.4	0.3	4.3	0.7	0.4
Amortization related to fair value changes in embedded derivative liabilities	4.2	(6.3)	(1.6)	2.0	(1.7)	1.1	9.1
Interest expense on investment borrowings	1.4	1.4	1.3	1.2	5.3	1.4	1.7
Other operating costs and expenses	94.6	83.2	89.6	107.4	374.8	94.9	89.1
Total benefits and expenses	567.9	543.9	565.5	540.4	2,217.7	619.9	552.8
Income before income taxes	$87.0	$81.9	$90.3	$87.6	$346.8	$72.1	$100.2

Health underwriting margins (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Medicare supplement:
Earned premium	$182.7	$184.1	$185.1	$185.5	$737.4	$188.4	$189.2
Benefit ratio	64.5%	72.2%	67.8%	71.4%	69.0%	68.5%	67.2%
Underwriting margin (earned premium less policy benefits)	$64.9	$51.2	$59.6	$53.2	$228.9	$59.4	$62.0

PDP:
Earned premium	$10.8	$17.7	$11.4	$10.0	$49.9	$8.9	$10.8
Benefit ratio	85.9%	64.2%	74.8%	64.8%	71.4%	74.9%	85.2%
Underwriting margin (earned premium less policy benefits)	$1.6	$6.3	$2.9	$3.5	$14.3	$2.2	$1.6

Long-term care:
Earned premium	$140.6	$139.7	$138.5	$136.7	$555.5	$135.3	$134.1
Benefit ratio before interest income on reserves	110.9%	121.4%	121.4%	116.7%	117.6%	129.4%	129.5%
Interest-adjusted benefit ratio	65.5%	75.4%	74.7%	69.0%	71.2%	81.7%	81.4%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$48.5	$34.4	$35.0	$42.3	$160.2	$24.8	$25.0

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions) (continued)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Annuities:
Mortality based	$233.8	$231.7	$229.4	$231.8	$231.7	$229.2	$227.2
Fixed index	2,707.4	2,798.2	2,872.1	2,948.3	2,831.5	3,038.8	3,132.2
Deposit based	4,644.9	4,577.8	4,515.4	4,454.3	4,548.1	4,385.3	4,301.3
Medicare supplement and other supplemental health	4,634.5	4,653.2	4,710.0	4,994.9	4,748.1	5,220.2	5,030.3
Life:
Interest sensitive	441.4	444.7	450.8	458.7	448.9	467.6	480.3
Non-interest sensitive	483.0	506.2	532.9	561.3	520.9	589.5	616.8
Total average liabilities for insurance products, net of reinsurance ceded	$13,145.0	$13,211.8	$13,310.6	$13,649.3	$13,329.2	$13,930.6	$13,788.1

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$201.8	$189.8	$181.8	$175.1	$201.8	$168.8	$159.9
Amortization related to operations	(18.7)	(13.6)	(7.0)	(11.3)	(50.6)	(16.6)	(11.5)
Amortization related to net realized investment (gains) losses	(0.1)	—	(0.1)	—	(0.2)	(0.1)	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	6.8	5.6	0.4	5.0	17.8	7.8	7.2
Balance, end of period	$189.8	$181.8	$175.1	$168.8	$168.8	$159.9	$155.6

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$491.0	$486.5	$352.2	$330.1	$491.0	$332.8	$350.8
Deferred acquisition expenses	34.3	34.4	35.2	35.1	139.0	37.7	37.1
Amortization related to operations	(38.2)	(36.9)	(28.6)	(33.3)	(137.0)	(37.9)	(34.2)
Amortization related to net realized investment (gains) losses	(0.8)	(1.7)	(1.3)	(0.3)	(4.1)	(0.6)	(0.4)
Amortization related to fair value changes in embedded derivative liabilities	(4.2)	6.3	1.6	(2.0)	1.7	(1.1)	(9.1)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	4.4	(136.4)	(29.0)	3.2	(157.8)	19.9	95.3
Balance, end of period	$486.5	$352.2	$330.1	$332.8	$332.8	$350.8	$439.5

Bankers Life Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Revenues
Insurance policy income	$341.8	$351.6	$345.7	$342.2	$1,381.3	$345.8	$349.4
Net investment income (loss)	223.2	181.3	209.9	191.8	806.2	252.0	220.9
Fee revenue and other income	1.5	1.9	2.8	3.0	9.2	2.2	2.5
Total revenues	566.5	534.8	558.4	537.0	2,196.7	600.0	572.8

Benefits and expenses
Insurance policy benefits	367.4	348.7	377.0	338.1	1,431.2	412.8	383.4
Interest expense	1.4	1.4	1.3	1.2	5.3	1.4	1.7
Amortization	50.0	43.7	29.9	38.2	161.8	48.7	38.7
Other operating costs and expenses	50.6	38.4	40.1	52.0	181.1	41.0	39.4
Total benefits and expenses	469.4	432.2	448.3	429.5	1,779.4	503.9	463.2
EBIT from In-Force Business	$97.1	$102.6	$110.1	$107.5	$417.3	$96.1	$109.6

EBIT from New Business

Revenues
Insurance policy income	$64.7	$67.4	$70.4	$73.6	$276.1	$72.2	$69.7
Net investment income (loss)	11.7	4.3	11.7	5.0	32.7	9.7	5.7
Fee revenue and other income	1.4	1.4	1.2	2.0	6.0	1.5	1.5
Total revenues	77.8	73.1	83.3	80.6	314.8	83.4	76.9

Benefits and expenses
Insurance policy benefits	53.5	48.0	57.6	52.6	211.7	57.7	50.7
Interest expense	—	—	—	—	—	—	—
Amortization	6.9	6.8	5.7	6.4	25.8	5.8	7.0
Other operating costs and expenses	44.0	44.8	49.5	55.4	193.7	53.9	49.7
Total benefits and expenses	104.4	99.6	112.8	114.4	431.2	117.4	107.4
EBIT from New Business	$(26.6)	$(26.5)	$(29.5)	$(33.8)	$(116.4)	$(34.0)	$(30.5)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$406.5	$419.0	$416.1	$415.8	$1,657.4	$418.0	$419.1
Net investment income (loss)	234.9	185.6	221.6	196.8	838.9	261.7	226.6
Fee revenue and other income	2.9	3.3	4.0	5.0	15.2	3.7	4.0
Total revenues	644.3	607.9	641.7	617.6	2,511.5	683.4	649.7

Benefits and expenses
Insurance policy benefits	420.9	396.7	434.6	390.7	1,642.9	470.5	434.1
Interest expense	1.4	1.4	1.3	1.2	5.3	1.4	1.7
Amortization	56.9	50.5	35.6	44.6	187.6	54.5	45.7
Other operating costs and expenses	94.6	83.2	89.6	107.4	374.8	94.9	89.1
Total benefits and expenses	573.8	531.8	561.1	543.9	2,210.6	621.3	570.6
EBIT from In-Force and New Business	$70.5	$76.1	$80.6	$73.7	$300.9	$62.1	$79.1

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Insurance policy income	$147.4	$147.6	$147.8	$147.6	$590.4	$149.1	$149.2
Net investment income (loss):
General account invested assets	50.0	51.0	50.8	52.2	204.0	52.0	51.3
Trading account income related to reinsurer accounts	0.1	1.4	(0.9)	—	0.6	—	(0.6)
Change in value of embedded derivatives related to modified coinsurance agreements	(0.1)	(1.4)	1.0	—	(0.5)	—	0.6
Net realized investment gains (losses)	3.1	3.5	(3.0)	3.1	6.7	1.6	(1.0)
Fee revenue and other income	0.2	0.3	0.3	0.3	1.1	0.2	0.2
Total revenues	200.7	202.4	196.0	203.2	802.3	202.9	199.7

Insurance policy benefits	115.7	113.7	111.1	106.6	447.1	118.3	117.3
Amortization related to operations	12.7	10.8	11.2	13.0	47.7	13.7	13.0
Interest expense on investment borrowings	0.7	0.8	0.7	0.6	2.8	0.5	0.5
Other operating costs and expenses	43.8	39.7	42.1	45.3	170.9	39.4	38.1
Total benefits and expenses	172.9	165.0	165.1	165.5	668.5	171.9	168.9
Income before income taxes	$27.8	$37.4	$30.9	$37.7	$133.8	$31.0	$30.8

Health underwriting margins (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Medicare supplement:
Earned premium	$30.8	$30.2	$29.3	$28.3	$118.6	$26.8	$25.9
Benefit ratio	65.4%	67.7%	63.8%	64.7%	65.4%	65.0%	65.5%
Underwriting margin (earned premium less policy benefits)	$10.7	$9.7	$10.7	$9.9	$41.0	$9.4	$8.9

Supplemental health:
Earned premium	$111.6	$113.1	$114.0	$115.1	$453.8	$117.8	$119.0
Benefit ratio before interest income on reserves	82.4%	77.0%	74.2%	72.9%	76.6%	79.3%	78.6%
Interest-adjusted benefit ratio	55.1%	50.1%	47.5%	46.6%	49.8%	53.1%	52.6%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$50.1	$56.5	$59.8	$61.4	$227.8	$55.3	$56.4

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions) (continued)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Medicare supplement and other supplemental health	$2,429.6	$2,418.9	$2,414.5	$2,414.5	$2,419.4	$2,421.4	$2,427.0
Non-interest sensitive life	200.4	199.1	200.3	197.8	199.4	197.2	202.6
Total average liabilities for insurance products, net of reinsurance ceded	$2,630.0	$2,618.0	$2,614.8	$2,612.3	$2,618.8	$2,618.6	$2,629.6

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$402.0	$394.8	$389.0	$383.2	$402.0	$375.8	$367.5
Amortization related to operations	(7.2)	(5.8)	(5.8)	(7.4)	(26.2)	(8.3)	(8.6)
Balance, end of period	$394.8	$389.0	$383.2	$375.8	$375.8	$367.5	$358.9

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$142.3	$145.9	$151.0	$153.9	$142.3	$157.3	$163.1
Deferred acquisition expenses	9.1	10.1	8.3	9.0	36.5	11.2	11.7
Amortization related to operations	(5.5)	(5.0)	(5.4)	(5.6)	(21.5)	(5.4)	(4.4)
Balance, end of period	$145.9	$151.0	$153.9	$157.3	$157.3	$163.1	$170.4

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Revenues
Insurance policy income	$133.0	$132.8	$133.4	$132.3	$531.5	$133.6	$133.7
Net investment income (loss)	50.0	51.0	50.9	52.2	204.1	52.0	51.3
Fee revenue and other income	0.2	0.3	0.3	0.3	1.1	0.2	0.2
Total revenues	183.2	184.1	184.6	184.8	736.7	185.8	185.2

Benefits and expenses
Insurance policy benefits	109.8	107.6	105.2	100.3	422.9	111.6	110.7
Interest expense	0.7	0.8	0.7	0.6	2.8	0.5	0.5
Amortization	12.0	10.0	10.5	12.3	44.8	12.9	12.1
Other operating costs and expenses	33.3	31.5	31.9	35.0	131.7	31.1	30.9
Total benefits and expenses	155.8	149.9	148.3	148.2	602.2	156.1	154.2
EBIT from In-Force Business	$27.4	$34.2	$36.3	$36.6	$134.5	$29.7	$31.0

EBIT from New Business

Revenues
Insurance policy income	$14.4	$14.8	$14.4	$15.3	$58.9	$15.5	$15.5
Net investment income (loss)	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	14.4	14.8	14.4	15.3	58.9	15.5	15.5

Benefits and expenses
Insurance policy benefits	5.9	6.1	5.9	6.3	24.2	6.7	6.6
Interest expense	—	—	—	—	—	—	—
Amortization	0.7	0.8	0.7	0.7	2.9	0.8	0.9
Other operating costs and expenses	10.5	8.2	10.2	10.3	39.2	8.3	7.2
Total benefits and expenses	17.1	15.1	16.8	17.3	66.3	15.8	14.7
EBIT from New Business	$(2.7)	$(0.3)	$(2.4)	$(2.0)	$(7.4)	$(0.3)	$0.8

EBIT from In-Force and New Business

Revenues
Insurance policy income	$147.4	$147.6	$147.8	$147.6	$590.4	$149.1	$149.2
Net investment income (loss)	50.0	51.0	50.9	52.2	204.1	52.0	51.3
Fee revenue and other income	0.2	0.3	0.3	0.3	1.1	0.2	0.2
Total revenues	197.6	198.9	199.0	200.1	795.6	201.3	200.7

Benefits and expenses
Insurance policy benefits	115.7	113.7	111.1	106.6	447.1	118.3	117.3
Interest expense	0.7	0.8	0.7	0.6	2.8	0.5	0.5
Amortization	12.7	10.8	11.2	13.0	47.7	13.7	13.0
Other operating costs and expenses	43.8	39.7	42.1	45.3	170.9	39.4	38.1
Total benefits and expenses	172.9	165.0	165.1	165.5	668.5	171.9	168.9
EBIT from In-Force and New Business	$24.7	$33.9	$33.9	$34.6	$127.1	$29.4	$31.8

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Insurance policy income	$53.4	$54.6	$54.5	$55.3	$217.8	$56.9	$58.0
Net investment income on general account invested assets	10.0	10.2	9.9	10.3	40.4	9.9	9.9
Net realized investment gains (losses)	2.6	1.9	2.6	0.1	7.2	(0.3)	0.4
Fee revenue and other income	0.2	0.2	0.2	0.1	0.7	0.2	0.2
Total revenues	66.2	66.9	67.2	65.8	266.1	66.7	68.5

Insurance policy benefits	41.9	39.3	38.2	40.9	160.3	42.8	41.1
Amounts added to annuity and interest-sensitive life product account balances	0.2	0.3	0.1	0.2	0.8	0.2	0.1
Amortization related to operations	3.7	3.9	3.5	3.9	15.0	3.7	3.7
Other operating costs and expenses	27.6	20.9	25.4	17.5	91.4	25.7	22.0
Total benefits and expenses	73.4	64.4	67.2	62.5	267.5	72.4	66.9
Income (loss) before income taxes	$(7.2)	$2.5	$—	$3.3	$(1.4)	$(5.7)	$1.6

Average liabilities for insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Annuities - mortality based	$77.0	$76.8	$76.4	$75.9	$76.5	$74.8	$74.4
Supplemental health	15.4	15.1	15.0	14.7	15.1	14.4	14.1
Life:
Interest sensitive	19.9	18.9	18.1	17.9	18.7	17.7	17.7
Non-interest sensitive	598.4	601.8	605.8	612.2	604.5	618.1	629.9
Total average liabilities for insurance products, net of reinsurance ceded	$710.7	$712.6	$715.3	$720.7	$714.8	$725.0	$736.1

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$72.6	$70.2	$67.8	$65.7	$72.6	$63.6	$61.6
Amortization related to operations	(2.4)	(2.4)	(2.1)	(2.1)	(9.0)	(2.0)	(2.0)
Balance, end of period	$70.2	$67.8	$65.7	$63.6	$63.6	$61.6	$59.6

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$51.5	$52.6	$53.8	$54.6	$51.5	$57.5	$59.1
Deferred acquisition expenses	2.4	2.7	2.2	4.7	12.0	3.3	3.3
Amortization related to operations	(1.3)	(1.5)	(1.4)	(1.8)	(6.0)	(1.7)	(1.7)
Balance, end of period	$52.6	$53.8	$54.6	$57.5	$57.5	$59.1	$60.7

Colonial Penn Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Revenues
Insurance policy income	$43.2	$43.7	$43.5	$44.1	$174.5	$45.6	$46.5
Net investment income (loss)	10.0	10.2	9.9	10.3	40.4	9.9	9.9
Fee revenue and other income	0.2	0.2	0.2	0.1	0.7	0.2	0.2
Total revenues	53.4	54.1	53.6	54.5	215.6	55.7	56.6

Benefits and expenses
Insurance policy benefits	36.2	33.4	32.0	34.7	136.3	36.5	34.6
Amortization	3.6	3.8	3.2	3.5	14.1	3.6	3.6
Other operating costs and expenses	6.9	5.7	6.8	5.2	24.6	6.8	6.0
Total benefits and expenses	46.7	42.9	42.0	43.4	175.0	46.9	44.2
EBIT from In-Force Business	$6.7	$11.2	$11.6	$11.1	$40.6	$8.8	$12.4

EBIT from New Business

Revenues
Insurance policy income	$10.2	$10.9	$11.0	$11.2	$43.3	$11.3	$11.5
Net investment income (loss)	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	10.2	10.9	11.0	11.2	43.3	11.3	11.5

Benefits and expenses
Insurance policy benefits	5.9	6.2	6.3	6.4	24.8	6.5	6.6
Amortization	0.1	0.1	0.3	0.4	0.9	0.1	0.1
Other operating costs and expenses	20.7	15.2	18.6	12.3	66.8	18.9	16.0
Total benefits and expenses	26.7	21.5	25.2	19.1	92.5	25.5	22.7
EBIT from New Business	$(16.5)	$(10.6)	$(14.2)	$(7.9)	$(49.2)	$(14.2)	$(11.2)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$53.4	$54.6	$54.5	$55.3	$217.8	$56.9	$58.0
Net investment income (loss)	10.0	10.2	9.9	10.3	40.4	9.9	9.9
Fee revenue and other income	0.2	0.2	0.2	0.1	0.7	0.2	0.2
Total revenues	63.6	65.0	64.6	65.7	258.9	67.0	68.1

Benefits and expenses
Insurance policy benefits	42.1	39.6	38.3	41.1	161.1	43.0	41.2
Amortization	3.7	3.9	3.5	3.9	15.0	3.7	3.7
Other operating costs and expenses	27.6	20.9	25.4	17.5	91.4	25.7	22.0
Total benefits and expenses	73.4	64.4	67.2	62.5	267.5	72.4	66.9
EBIT from In-Force and New Business	$(9.8)	$0.6	$(2.6)	$3.2	$(8.6)	$(5.4)	$1.2

CNO Financial Group, Inc.
Other CNO Business
Analysis of income (loss) before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Insurance policy income	$79.0	$73.6	$71.8	$65.4	$289.8	$67.2	$65.0
Net investment income (loss):
General account invested assets	84.0	84.0	82.3	82.6	332.9	79.4	78.3
Fixed index products	6.8	(4.1)	3.3	(1.8)	4.2	9.0	2.4
Trading account income related to policyholder accounts	1.9	(0.1)	1.1	0.6	3.5	1.3	(0.1)
Net realized investment gains (losses)	6.7	7.5	(5.4)	3.6	12.4	4.9	0.8
Total revenues	178.4	160.9	153.1	150.4	642.8	161.8	146.4

Insurance policy benefits	83.0	93.8	122.7	81.3	380.8	88.1	77.4
Insurance policy benefits - fair value changes in embedded derivative liabilities	(0.6)	1.0	—	(0.5)	(0.1)	0.1	(1.7)
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	29.7	27.5	29.4	25.2	111.8	28.8	27.0
Fixed index products	9.2	0.7	5.0	0.9	15.8	8.5	5.2
Amortization related to operations	7.5	7.1	10.5	8.7	33.8	5.6	5.9
Amortization related to net realized investment gains (losses)	0.2	1.4	0.3	0.3	2.2	0.1	—
Amortization related to fair value changes in embedded derivative liabilities	0.5	(0.8)	—	0.4	0.1	(0.1)	1.4
Interest expense on investment borrowings	5.1	5.0	5.0	4.8	19.9	4.8	4.8
Other operating costs and expenses	39.5	17.4	39.5	20.7	117.1	17.5	22.7
Total benefits and expenses	174.1	153.1	212.4	141.8	681.4	153.4	142.7
Income (loss) before income taxes	$4.3	$7.8	$(59.3)	$8.6	$(38.6)	$8.4	$3.7

Health underwriting margins (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Long-term care:
Earned premium	$6.6	$6.5	$6.2	$6.3	$25.6	$6.2	$6.1
Benefit ratio before interest income on reserves	227.4%	230.2%	282.4%	249.8%	247.0%	252.2%	251.0%
Interest-adjusted benefit ratio	122.0%	121.3%	169.9%	138.8%	137.6%	140.7%	137.6%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(1.5)	$(1.4)	$(4.3)	$(2.5)	$(9.7)	$(2.5)	$(2.3)

CNO Financial Group, Inc.
Other CNO Business
Average liabilities for insurance products (in millions) (continued)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Annuities:
Mortality based	$229.1	$225.5	$221.5	$218.8	$223.7	$214.8	$212.9
Fixed index	553.8	532.5	510.5	489.9	521.7	474.2	462.9
Deposit based	638.4	633.1	635.6	633.1	635.1	631.5	621.2
Separate accounts	15.5	15.8	15.6	15.3	15.6	15.2	15.3
Other health	481.0	479.8	479.6	477.5	479.5	474.8	474.7
Life:
Interest sensitive	2,416.9	2,365.9	2,329.1	2,285.5	2,349.3	2,258.9	2,232.6
Non-interest sensitive	766.5	763.3	782.1	809.0	780.2	809.2	810.1
Total average liabilities for insurance products, net of reinsurance ceded	$5,101.2	$5,015.9	$4,974.0	$4,929.1	$5,005.1	$4,878.6	$4,829.7

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$21.3	$20.6	$19.5	$18.4	$21.3	$17.8	$17.6
Amortization related to operations	(1.4)	(1.4)	(1.4)	(3.2)	(7.4)	(0.8)	(1.0)
Amortization related to net realized investment (gains) losses	—	—	—	(0.1)	(0.1)	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	0.7	0.3	0.3	2.7	4.0	0.6	0.9
Balance, end of period	$20.6	$19.5	$18.4	$17.8	$17.8	$17.6	$17.5

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Balance, beginning of period	$112.3	$105.4	$96.5	$84.8	$112.3	$82.1	$81.4
Deferred acquisition expenses	0.4	1.3	1.0	1.5	4.2	1.3	1.6
Amortization related to operations	(6.1)	(5.7)	(9.1)	(5.5)	(26.4)	(4.8)	(4.9)
Amortization related to net realized investment (gains) losses	(0.2)	(1.4)	(0.3)	(0.2)	(2.1)	(0.1)	—
Amortization related to fair value changes in embedded derivative liabilities	(0.5)	0.8	—	(0.4)	(0.1)	0.1	(1.4)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.5)	(3.9)	(3.3)	1.9	(5.8)	2.8	14.8
Balance, end of period	$105.4	$96.5	$84.8	$82.1	$82.1	$81.4	$91.5

Other CNO Business Segment EBIT Summarized by In-Force and New Business (8)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Revenues
Insurance policy income	$79.0	$73.6	$71.8	$65.4	$289.8	$67.2	$65.0
Net investment income (loss)	92.7	79.8	86.7	81.4	340.6	89.7	80.6
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	171.7	153.4	158.5	146.8	630.4	156.9	145.6

Benefits and expenses
Insurance policy benefits	121.9	122.0	157.1	107.4	508.4	125.4	109.6
Interest expense	5.1	5.0	5.0	4.8	19.9	4.8	4.8
Amortization	7.5	7.1	10.5	8.7	33.8	5.6	5.9
Other operating costs and expenses	39.5	17.4	39.5	20.7	117.1	17.5	22.7
Total benefits and expenses	174.0	151.5	212.1	141.6	679.2	153.3	143.0
EBIT from In-Force Business	$(2.3)	$1.9	$(53.6)	$5.2	$(48.8)	$3.6	$2.6

EBIT from New Business

Revenues
Insurance policy income	$—	$—	$—	$—	$—	$—	$—
Net investment income (loss)	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—

Benefits and expenses
Insurance policy benefits	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—
Amortization	—	—	—	—	—	—	—
Other operating costs and expenses	—	—	—	—	—	—	—
Total benefits and expenses	—	—	—	—	—	—	—
EBIT from New Business	$—	$—	$—	$—	$—	$—	$—

EBIT from In-Force and New Business

Revenues
Insurance policy income	$79.0	$73.6	$71.8	$65.4	$289.8	$67.2	$65.0
Net investment income (loss)	92.7	79.8	86.7	81.4	340.6	89.7	80.6
Fee revenue and other income	—	—	—	—	—	—	—
Total revenues	171.7	153.4	158.5	146.8	630.4	156.9	145.6

Benefits and expenses
Insurance policy benefits	121.9	122.0	157.1	107.4	508.4	125.4	109.6
Interest expense	5.1	5.0	5.0	4.8	19.9	4.8	4.8
Amortization	7.5	7.1	10.5	8.7	33.8	5.6	5.9
Other operating costs and expenses	39.5	17.4	39.5	20.7	117.1	17.5	22.7
Total benefits and expenses	174.0	151.5	212.1	141.6	679.2	153.3	143.0
EBIT from In-Force and New Business	$(2.3)	$1.9	$(53.6)	$5.2	$(48.8)	$3.6	$2.6

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Net investment income (loss):
General investment portfolio	$0.9	$1.0	$1.0	$0.7	$3.6	$1.1	$1.5
Other special-purpose portfolios	16.2	(1.1)	8.2	4.2	27.5	9.0	3.0
Fee revenue and other income	0.4	0.2	0.3	0.3	1.2	1.7	1.5
Net operating results of variable interest entities	2.2	2.9	4.7	2.5	12.3	—	—
Interest expense on investment borrowings	(0.1)	(0.2)	(0.1)	—	(0.4)	(0.1)	—
Other operating costs and expenses	(21.4)	(11.9)	(20.8)	(10.4)	(64.5)	(8.7)	(3.6)
Corporate operations, excluding corporate interest expense	(1.8)	(9.1)	(6.7)	(2.7)	(20.3)	3.0	2.4
Interest expense on corporate debt	(17.5)	(16.6)	(16.3)	(15.8)	(66.2)	(15.1)	(13.1)
Loss before net realized investment gains (losses), equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and income taxes	(19.3)	(25.7)	(23.0)	(18.5)	(86.5)	(12.1)	(10.7)
Net realized investment gains (losses)	(0.1)	1.1	0.8	—	1.8	0.5	(0.3)
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests	—	—	—	—	—	(1.9)	(2.9)
Loss on extinguishment of debt	(0.2)	(0.5)	(198.5)	(1.0)	(200.2)	(57.7)	(7.7)
Loss before income taxes	$(19.6)	$(25.1)	$(220.7)	$(19.5)	$(284.9)	$(71.2)	$(21.6)

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Annuities

Fixed index (first-year)	$134.9	$120.2	$114.5	$135.4	$505.0	$126.6	$143.4

Other fixed rate (first-year)	47.8	47.9	56.0	46.3	198.0	37.2	38.5
Other fixed rate (renewal)	2.0	1.4	1.2	1.4	6.0	1.8	1.8
Subtotal - other fixed rate annuities	49.8	49.3	57.2	47.7	204.0	39.0	40.3

Total annuities	184.7	169.5	171.7	183.1	709.0	165.6	183.7

Health

Medicare supplement (first-year)	23.8	25.1	24.7	25.8	99.4	22.7	22.7
Medicare supplement (renewal)	151.1	149.8	153.0	163.9	617.8	162.5	153.4
Subtotal - Medicare supplement	174.9	174.9	177.7	189.7	717.2	185.2	176.1

Long-term care (first-year)	5.5	5.9	6.0	6.0	23.4	5.7	5.4
Long-term care (renewal)	131.2	132.9	130.1	128.9	523.1	129.7	127.8
Subtotal - long-term care	136.7	138.8	136.1	134.9	546.5	135.4	133.2

PDP (first-year)	0.3	0.1	0.1	0.2	0.7	0.1	—
PDP (renewal)	15.0	14.6	10.2	7.3	47.1	10.1	10.5
Subtotal - PDP	15.3	14.7	10.3	7.5	47.8	10.2	10.5

Supplemental health (first-year)	—	0.2	0.6	1.1	1.9	1.6	2.0
Supplemental health (renewal)	—	—	—	—	—	—	0.2
Subtotal - supplemental health	—	0.2	0.6	1.1	1.9	1.6	2.2

Other health (first-year)	0.4	0.4	0.3	0.3	1.4	0.3	0.4
Other health (renewal)	2.2	2.3	2.3	2.3	9.1	2.4	2.2
Subtotal - other health	2.6	2.7	2.6	2.6	10.5	2.7	2.6

Total health	329.5	331.3	327.3	335.8	1,323.9	335.1	324.6

Life insurance

First-year	32.8	35.7	38.9	42.5	149.9	42.4	41.0
Renewal	37.3	39.7	42.4	45.3	164.7	47.1	50.1

Total life insurance	70.1	75.4	81.3	87.8	314.6	89.5	91.1

Collections on insurance products

Total first-year premium collections on insurance products	245.5	235.5	241.1	257.6	979.7	236.6	253.4
Total renewal premium collections on insurance products	338.8	340.7	339.2	349.1	1,367.8	353.6	346.0

Total collections on insurance products	$584.3	$576.2	$580.3	$606.7	$2,347.5	$590.2	$599.4

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Health

Medicare supplement (first-year)	$0.3	$0.3	$0.2	$0.2	$1.0	$0.2	$—
Medicare supplement (renewal)	27.8	28.8	28.2	28.1	112.9	26.4	25.0
Subtotal - Medicare supplement	28.1	29.1	28.4	28.3	113.9	26.6	25.0

Supplemental health (first-year)	14.1	15.1	14.7	15.3	59.2	15.6	16.3
Supplemental health (renewal)	98.8	100.3	99.8	101.6	400.5	104.7	105.6
Subtotal - supplemental health	112.9	115.4	114.5	116.9	459.7	120.3	121.9
Other health (all renewal)	0.7	0.6	0.7	0.7	2.7	0.6	0.7

Total health	141.7	145.1	143.6	145.9	576.3	147.5	147.6

Life insurance

First-year	0.2	0.3	0.3	0.2	1.0	0.2	0.2
Renewal	3.8	3.5	2.7	3.2	13.2	3.4	3.2

Total life insurance	4.0	3.8	3.0	3.4	14.2	3.6	3.4

Collections on insurance products

Total first-year premium collections on insurance products	14.6	15.7	15.2	15.7	61.2	16.0	16.5
Total renewal premium collections on insurance products	131.1	133.2	131.4	133.6	529.3	135.1	134.5

Total collections on insurance products	$145.7	$148.9	$146.6	$149.3	$590.5	$151.1	$151.0

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Life insurance

First-year	$10.4	$10.7	$10.9	$11.1	$43.1	$11.4	$11.4
Renewal	42.2	41.8	42.1	42.7	168.8	44.7	45.0

Total life insurance	52.6	52.5	53.0	53.8	211.9	56.1	56.4

Health (all renewal)

Medicare supplement	1.2	1.1	1.1	1.1	4.5	1.0	0.9

Other health	0.1	0.1	0.1	0.1	0.4	0.1	0.1

Total health	1.3	1.2	1.2	1.2	4.9	1.1	1.0

Collections on insurance products

Total first-year premium collections on insurance products	10.4	10.7	10.9	11.1	43.1	11.4	11.4
Total renewal premium collections on insurance products	43.5	43.0	43.3	43.9	173.7	45.8	46.0

Total collections on insurance products	$53.9	$53.7	$54.2	$55.0	$216.8	$57.2	$57.4

CNO Financial Group, Inc.
Other CNO Business
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Annuities

Fixed index (first-year)	$—	$0.2	$0.1	$0.3	$0.6	$0.2	$0.1
Fixed index (renewal)	0.7	0.8	0.4	0.4	2.3	0.6	1.3
Subtotal - fixed index annuities	0.7	1.0	0.5	0.7	2.9	0.8	1.4

Other fixed rate (all renewal)	0.2	0.2	0.4	0.1	0.9	0.2	0.1

Total annuities	0.9	1.2	0.9	0.8	3.8	1.0	1.5

Health

Long-term care (all renewal)	6.7	6.3	6.0	6.1	25.1	6.3	6.1
Other health (all renewal)	0.2	0.2	0.1	0.2	0.7	0.2	0.1

Total health	6.9	6.5	6.1	6.3	25.8	6.5	6.2

Life insurance

First-year	0.6	0.8	0.9	1.1	3.4	1.0	1.1
Renewal	44.7	40.1	39.4	37.4	161.6	40.1	38.4

Total life insurance	45.3	40.9	40.3	38.5	165.0	41.1	39.5

Collections on insurance products

Total first-year premium collections on insurance products	0.6	1.0	1.0	1.4	4.0	1.2	1.2
Total renewal premium collections on insurance products	52.5	47.6	46.3	44.2	190.6	47.4	46.0

Total collections on insurance products	$53.1	$48.6	$47.3	$45.6	$194.6	$48.6	$47.2

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13

Medicare supplement	$19.5	$19.9	$19.3	$28.6	$87.3	$19.1	$19.0
Long-term care	7.9	7.8	7.2	6.0	28.9	6.1	6.5
Supplemental health	—	0.8	1.8	2.4	5.0	2.8	2.7
Life	20.3	20.9	18.9	21.4	81.5	22.5	24.2
Annuity	11.1	10.1	10.4	10.9	42.5	10.0	10.8
Subtotal Bankers Life	58.8	59.5	57.6	69.3	245.2	60.5	63.2

Washington National

Supplemental health	17.6	20.3	19.7	21.2	78.8	19.2	21.3
Medicare supplement	0.3	0.2	0.2	0.1	0.8	—	—
Life	2.0	1.7	1.5	1.5	6.7	1.4	1.9
Annuity	—	0.1	—	—	0.1	—	0.1
Subtotal Washington National	19.9	22.3	21.4	22.8	86.4	20.6	23.3

Colonial Penn

Graded Life	17.5	15.6	15.1	13.6	61.8	17.0	15.8

Total NAP	$96.2	$97.4	$94.1	$105.7	$393.4	$98.1	$102.3

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13 (*)

Net gain from operations before interest expense and federal income taxes	$100.4	$107.7	$82.8	$111.9	$402.8	$123.4	$115.4
Interest expense on surplus debentures held by parent company	12.1	12.1	22.4	12.3	58.9	12.0	12.2

Net gain from operations before federal income taxes	88.3	95.6	60.4	99.6	343.9	111.4	103.2
Federal income tax expense (benefit)	1.7	(0.9)	0.1	5.6	6.5	(1.1)	1.1

Net gain from operations before net realized capital gains (losses)	86.6	96.5	60.3	94.0	337.4	112.5	102.1
Net realized capital gains (losses)	7.8	7.2	(10.6)	8.6	13.0	9.7	4.1

Net income	$94.4	$103.7	$49.7	$102.6	$350.4	$122.2	$106.2

Capital and surplus	$1,601.9	$1,626.0	$1,554.3	$1,560.4	$1,560.4	$1,579.8	$1,626.8
Asset valuation reserve (AVR)	191.3	206.1	212.5	222.2	222.2	234.3	238.1

Capital, surplus and AVR	1,793.2	1,832.1	1,766.8	1,782.6	1,782.6	1,814.1	1,864.9

Interest maintenance reserve (IMR)	562.2	581.4	590.1	585.8	585.8	587.2	586.1

Total statutory capital, surplus, AVR & IMR	$2,355.4	$2,413.5	$2,356.9	$2,368.4	$2,368.4	$2,401.3	$2,451.0

(*) Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 2Q2013 will be filed with the respective insurance regulators on or before August 15, 2013.

Notes

(1) Excludes accumulated other comprehensive income.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. The dilution from convertible securities is calculated assuming the securities were converted on the last day of the period.

(4) Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, corporate interest expense, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses, net of related amortization and taxes; (ii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iii) equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, net of taxes; (iv) loss on extinguishment of debt, net of taxes; and (v) changes in our valuation allowance for deferred tax assets (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. The impact of fair value changes in embedded derivative liabilities caused by interest rate fluctuations was insignificant in prior periods.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.